Exhibit 99.1

Intuitive Machines Announces Proposed Private Offering of Convertible Senior Notes

Houston, TX – August 13, 2025 (Global Newswire)—Intuitive Machines, Inc. (Nasdaq: LUNR) (“Intuitive Machines” or the “Company”), a leading space exploration, infrastructure, and services company, announced today its intent to offer, subject to market conditions and other factors, $250.0 million aggregate principal amount of convertible senior notes due 2030 (the “Notes”) in a private offering (the “Notes Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to grant the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $37.5 million aggregate principal amount of Notes.

The Notes will be senior, unsecured obligations of Intuitive Machines, will accrue interest at an annual rate payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2026. The Notes will mature on October 1, 2030, unless earlier converted, redeemed or repurchased. The Notes will be convertible into cash, shares of Intuitive Machines’ Class A common stock, or a combination thereof, at Intuitive Machines’ election. The interest rate, initial conversion rate, and other terms of the Notes are to be determined upon pricing of the Notes Offering.

Intuitive Machines intends to use a portion of the net proceeds from the Notes Offering to pay the cost of the capped call transactions described below. Intuitive Machines intends to use the remaining net proceeds from the Notes Offering for general corporate purposes, including operations, research and development and potential acquisitions. If the initial purchasers exercise their option to purchase additional Notes, Intuitive Machines expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions with the option counterparties (as defined below), with the remainder of the net proceeds to be used for general corporate purposes, including operations, research and development and potential acquisitions.

Capped Call Transactions

In connection with the pricing of the Notes, Intuitive Machines expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Notes or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Intuitive Machines’ Class A common stock initially underlying the Notes. The capped call transactions are expected generally to reduce the potential dilution to Intuitive Machines’ Class A common stock upon any conversion of Notes and/or offset any cash payments Intuitive Machines is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.

Intuitive Machines has been advised that in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Intuitive Machines’ Class A common stock and/or purchase shares of Intuitive Machines’ Class A common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Intuitive Machines’ Class A common stock or the Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Intuitive Machines’ Class A common stock and/or purchasing or selling Intuitive Machines’ Class A common stock or other securities of Intuitive Machines in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the 25 trading day period beginning on the 26th scheduled trading day prior to the maturity date of the Notes, or, to the extent Intuitive Machines exercises the relevant termination election under the capped call transactions, following any repurchase, redemption or conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Intuitive Machines’ Class A common stock or the Notes, which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the number of shares of Class A common stock, if any, and value of the consideration that a noteholder will receive upon conversion of its Notes.

Notices

The Notes will only be offered and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act in a private offering. Neither the Notes nor the shares of Intuitive Machines’ Class A common stock issuable upon conversion of the Notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from, or in a transaction not subject to, such registration requirements.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Notes or any shares of Intuitive Machines’ Class A common stock issuable upon conversion of the Notes and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.

About Intuitive Machines

Intuitive Machines is a diversified space technology, infrastructure, and services company focused on fundamentally disrupting lunar access economics. In 2024, Intuitive Machines successfully soft-landed the Company’s Nova-C class lunar lander, on the Moon, returning the United States to the lunar surface for the first time since 1972. In 2025, Intuitive Machines returned to the lunar south pole with a second lander. The Company’s products and services are focused through three pillars of space commercialization: Delivery Services, Data Transmission Services, and Infrastructure as a Service.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by the words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: our anticipated use of net proceeds from the Notes Offering and the terms and size of the Notes Offering and the timing and manner of the Notes Offering, including the consummation of the closing of the Notes Offering. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others, uncertainties related to the completion of the Notes Offering and capped call transactions, including risks related to the satisfaction of the closing conditions for the sale of the Notes, and other risks described in the Company’s other public filings and press releases other factors detailed under the section titled Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC, the section titled Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, our Current Reports on Form 8-K and in our subsequent filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors section of our website at www.investors.intuitivemachines.com.

These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contacts

For investor inquiries:

investors@intuitivemachines.com

For media inquiries:

press@intuitivemachines.com